Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
333-33978, 811-09885


Janus Adviser Series Investment Advisory Agreement - Janus Adviser Balanced Fund is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Contrarian Fund is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Core Equity Fund is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Flexible Bond Fund is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Forty Fund is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Growth and Income Fund is incorporated herein by reference to Exhibit 4(sss) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser High-Yield Fund is incorporated herein by reference to Exhibit 4(ttt) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser International Growth Fund is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Large Cap Growth Fund is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Mid Cap Growth Fund is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Money Market Fund is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Orion Fund is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Small-Mid Growth Fund is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Worldwide Fund is incorporated herein by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Risk-Managed Core Fund is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Risk-Managed Growth Fund is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Risk-Managed Value Fund is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser Risk-Managed Core Fund is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser Risk-Managed Growth Fund is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser Risk-Managed Value Fund is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Balanced Fund is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Contrarian Fund is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Core Equity Fund is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Flexible Bond Fund is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Forty Fund is incorporated herein by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Growth and Income Fund is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser High-Yield Fund is incorporated herein by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser INTECH Risk-Managed Core Fund is incorporated herein by reference to Exhibit 4(pppp) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser INTECH Risk-Managed Growth Fund is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser International Growth Fund is incorporated herein by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Large Cap Growth Fund is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Mid Cap Growth Fund is incorporated herein by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Money Market Fund is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Orion Fund is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Small Company Value Fund is incorporated herein by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Small-Mid Growth Fund is incorporated herein by reference to Exhibit 4(zzzz) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Worldwide Fund is incorporated herein by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser INTECH Risk-Managed Growth Fund is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Core Equity Fund is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number 0000950134-06-017768 (File No. 333-33978).